FOR IMMEDIATE RELEASE
Date:  January 18, 2007
Contact:  Donald F. Holt, EVP/CFO
(717) 920-5801, Fax (717) 920-1683

COMMUNITY REPORTS 2006 RESULTS

Harrisburg, PA-, Community Banks, Inc. (“Community”) (Listed on NASDAQ: CMTY) today reported annual operating results for 2006, including net income of $41 million and earnings per share of $1.72. Results for the year improved dramatically from 2005 when net income and earnings per share were approximately $26 million and $1.35, respectively. Performance in 2005 had been adversely affected by $8.2 million in pre-tax merger, conversion, and restructuring expenses that had been recorded prior to the consummation of its 2005 mid-year merger with Blue Ball Bank. On July 1, 2005, Community completed the acquisition of its Blue Ball affiliate, the largest merger in its history. Results for year ended December 31, 2006 reflected the first full year of operations of the combined banks, as Blue Ball’s operating activities from the first six months of 2005 were excluded from combined results in that year. The addition of Blue Ball has helped to facilitate Community’s transformation to a strategically important franchise in the Mid-Atlantic region.

During the third quarter of 2006, Community announced two pending mergers with future banking partners when it revealed its plans to acquire BUCS Financial Corp. and East Prospect State Bank. These two combinations are expected to be completed in the second quarter of 2007 and will provide an important market extension into the desirable, adjacent Central Maryland region and will bolster Community’s position in the vibrant York County, Pennsylvania, market.

At the end of 2006, Community’s operating footprint boasted assets of $3.5 billion and 74 banking offices that extend throughout the center of Pennsylvania from the Pocono region to just over the Maryland border. Blue Ball operates as a separate division in the attractive Lancaster, Berks and Chester county markets of south-central Pennsylvania. Community Banks, Inc. is the 8th largest financial services holding company headquartered in Pennsylvania and the largest financial institution headquartered in its capital city of Harrisburg. The pending mergers will add 5 offices and $250 million in assets upon completion.

Net income and earnings per share for the 4th quarter of 2006 were $9.4 million and $0.40, respectively, and reflected an 11% decline in earnings per share from the comparable quarter of 2005. Just a month ago, Community communicated concern over the prolonged period of flat interest rates and the challenges it continues to present for the banking industry. For the last six months, interest rates were characterized by an even more abnormal “inverted” position, wherein benchmark two-year rates were higher than ten-year rates. During the 4th quarter of 2006, the bank announced plans that call for a reorganization of Community’s internal management structure and a “fine-tuning” of its office delivery network, each of which was designed to help offset the adverse impact of these peculiar interest rate trends. Financial benefits of these changes are expected to occur throughout 2007 and will offset some of the negative trends associated with the interest rate anomalies.

“Although we are proud of our financial results in 2006, the lingering presence of a flat or inverted yield curve constrained the level of revenue growth that we had hoped to achieve in the fourth quarter. At the same time, our operating expenses came in higher than we would have liked,” commented Eddie L. Dunklebarger, President and CEO of Community. “We believe that these short-term trends are manageable and remain confident that we can align our expense structure with our revenue levels during 2007. Unfortunately, substantial increases in top line banking revenues remain problematic for our industry until these yield curve trends begin to reverse.”

Expenses in the fourth quarter included approximately $500,000 of expenses attributed to fourth quarter marketing initiatives and normal year-end accrual adjustments. These adjustments calibrated annual performance incentives and annual contributions for employee benefit plans to final year-end operating results. A significant portion of these expenses were discretionary in nature and can be expected to be normalized as a part of the “fine-tuning” of the expense structure in 2007. Fourth quarter comparisons of both non-interest income, which grew 13% (exclusive of security gains), and operating expenses, which grew 11%, were influenced by the second quarter acquisition of an additional insurance agency and the third quarter merger of acquired trust activities.

Both loans and deposits reflected quarterly increases from the year ago period, at 7% and 10%, respectively. Unfortunately, the yields on loans and other earning assets increased at a much slower pace than the cost of funding. Funding costs were influenced by both a lack of growth in lower-cost core funding (checking, NOW, Money Market, and Savings accounts) and consumer preferences for short-term certificates of deposits. Rate offerings on short-term certificates of deposit were far more sensitive to Fed-induced increases in interest rates for deposits with maturities of less than two years, increasing both consumer preference and Community’s reliance on this funding source.

Fourth quarter net charge-offs of problem loans of over $1 million exceeded the fourth quarter loan loss provision of $650,000. On an annual basis, however, the provision of $2.1 million was well ahead of the $1.4 million in net charge-offs for the entire year. Non-performing assets to total assets remained nearly constant at 0.31% and other asset quality metrics remained stable.

Many of the traditional metrics used to evaluate a company’s performance in a post-merger environment have undergone change due to the usage of the purchase accounting method now required under authoritative accounting guidance. Operating return on tangible assets and tangible equity have become relevant measures of shareholder return for companies that have experienced substantial merger activity. Community has provided an extensive reconcilement of “GAAP” to “non-GAAP” presentations to this release to assist investors in their understanding of the effect of acquisition activity on reported results. Such information is not presented as a substitute for traditional GAAP measurements, but is provided as a supplemental enhancement to improve comparability and investor understanding.

This press release contains “forward looking” information as defined by the Private Securities Litigation Reform Act of 1995, which is based on Community’s current expectations, estimates and projections about future events and financial trends affecting the financial condition of its business. These statements are not historical facts or guarantees of future performance, events, or results. Such statements involve potential risks and uncertainties and, accordingly, actual performance results may differ materially. Community undertakes no obligation to publicly update or revise forward looking information, whether as a result of new, updated information, future events, or otherwise.

COMMUNITY BANKS, INC.

Selected Financial Information
(Dollars in thousands, except per share data) (1)

	Three Months Ended		Year Ended
	December 31,		December 31,
	2006	2005	2006	2005

Consolidated summary of operations:
Interest income	$51,364	$45,242	$197,634	$142,293
Interest expense	25,273	18,593	90,734	59,648
Net interest income	26,091	26,649	106,900	82,645
Provision for loan losses	650	600	2,050	2,300
Net interest income after provision for loan losses	25,441	26,049	104,850	80,345

Non-interest income:
Investment management and trust services	1,325	951	4,394	2,692
Service charges on deposit accounts	3,084	2,793	11,507	9,413
Other service charges, commissions, and fees	1,852	1,689	7,272	5,452
Investment security gains	415	12	732	259
Insurance premium income and commissions	1,022	743	4,120	3,350
Mortgage banking activities	591	631	2,172	2,354
Earnings on investment in life insurance	715	650	2,725	2,063
Other	196	294	2,045	854
Total non-interest income	9,200	7,763	34,967	26,437

Non-interest expenses:
Salaries and employee benefits	12,154	10,461	46,434	36,998
Net occupancy and equipment expense	3,767	3,567	14,117	11,355
Merger, conversion and restructuring expenses	---	---	---	8,205
Marketing expense	558	597	1,752	2,036
Telecommunications expense	584	489	2,243	1,359
Amortization of intangibles	624	696	2,639	1,424
Other	4,795	4,370	17,700	13,692
Total non-interest expenses	22,482	20,180	84,885	75,069
Income before income taxes	12,159	13,632	54,932	31,713
Income taxes	2,759	2,671	13,901	6,072

Net income	$9,400	$10,961	$41,031	$25,641

Net loan charge-offs	$1,058	$408	$1,389	$824
Net interest margin (FTE)	3.71%	3.96%	3.88%	3.76%
Efficiency ratio (2)	60.97%	55.56%	57.33%	57.51%
Return on average assets	1.08%	1.31%	1.21%	0.96%
Return on average stockholders’ equity	7.74%	9.14%	8.63%	8.04%
Net operating (tangible) income (3)	$9,806	$11,525	$42,746	$32,127
Operating return on average tangible assets (3)(4)	1.22%	1.50%	1.36%	1.27%
Operating return on average tangible equity (3)(4)	17.37%	20.83%	19.57%	17.09%

Consolidated per share data:

Basic earnings per share	$0.40	$0.45	$1.74	$1.38

Diluted earnings per share	$0.40	$0.45	$1.72	$1.35

Book value at end of period	$20.67	$19.81	$20.67	$19.81

Tangible book value at end of period (4)	$9.71	$9.12	$9.71	$9.12

COMMUNITY BANKS, INC.

Selected Financial Information
(Dollars in thousands, except per share data) (1)

Consolidated balance sheet data:

	Three Months Ended		Year Ended
	December 31,		December 31,
	2006	2005	2006	2005

Average total loans	$2,353,774	$2,202,771	$2,324,218	$1,715,005
Average earning assets	3,001,145	2,865,537	2,955,043	2,388,431
Average assets	3,452,095	3,313,950	3,403,421	2,668,605
Average tangible assets (4)	3,192,722	3,056,153	3,144,400	2,536,957
Average deposits	2,497,166	2,262,752	2,405,192	1,807,231
Average stockholders’ equity	481,734	475,514	475,710	318,768
Average tangible equity (4)	224,013	219,459	218,434	187,982
Average diluted shares outstanding	23,727,769	24,421,499	23,918,486	18,975,425

			12/31/2006
			vs.
	December 31,	December 31,	12/31/2005
	2006	2005	% Change

Assets	$3,496,370	$3,332,430	5%
Total loans	2,370,889	2,237,065	6%
Deposits	2,513,182	2,294,367	10%
Stockholders’ equity	486,161	476,673	2%
Common shares outstanding	23,519,041	24,060,530	(2)%

Non-accrual loans	$10,662	$9,060	18%
Foreclosed real estate	37	1,447	(97)%
Total non-performing assets	10,699	10,507	2%
Accruing loans 90 days past due	659	22	n/a

Total risk elements	$11,358	$10,529	8%

Allowance for loan losses	$23,626	$22,965	3%

Asset quality ratios:

Allowance for loan losses to total loans	1.00%	1.03%
Allowance for loan losses to non-accrual loans	222%	253%
Non-accrual loans to total loans	0.45%	0.41%
Non-performing assets to total assets	0.31%	0.32%

(1) Per share data reflect stock splits and stock dividends.
(2) The efficiency ratio does not include net securities transactions.
(3) Net operating (tangible) income excludes amortization of core deposit and other intangible assets, net of applicable income tax effects. A reconciliation of net income and net operating (tangible) income appears on page 5.

(4) The difference between total assets and total tangible assets, and stockholders’ equity and tangible stockholders’ equity, represents goodwill and core deposit and other intangibles net of applicable deferred tax balances. A reconciliation of these balances appears on page 5.

COMMUNITY BANKS, INC.

Selected Financial Information
(Dollars in thousands, except per share data)

Reconciliation of GAAP to Non-GAAP Measures (1):

	Three Months Ended		Year Ended
	December 31,		December 31,
	2006	2005	2006	2005
Income statement data:

Net income
Net income (loss)	$9,400	$10,961	$41,031	$25,641
Amortization of core deposit and other intangible assets (1)	406	564	1,715	1,153
Merger, conversion and restructuring expenses (1)	---	---	---	5,333
Net operating (tangible) income	$9,806	$11,525	$42,746	$32,127

Balance sheet data:

Average assets
Average assets	$3,452,095	$3,313,950	$3,403,421	$2,668,605
Goodwill	(246,287)	(243,203)	(245,652)	(123,412)
Core deposit and other intangible assets	(13,086)	(14,594)	(13,369)	(8,236)
Average tangible assets	$3,192,722	$3,056,153	$3,144,400	$2,536,957

Operating return on average tangible assets	1.22%	1.50%	1.36%	1.27%

Average equity
Average equity	$481,734	$475,514	$475,710	$318,768
Goodwill	(246,287)	(243,203)	(245,652)	(123,412)
Core deposit and other intangible assets	(13,086)	(14,594)	(13,368)	(8,236)
Deferred taxes	1,652	1,742	1,744	862
Average tangible equity	$224,013	$219,459	$218,434	$187,982

Operating return on average tangible equity	17.37%	20.83%	19.57%	17.09%

At end of quarter:
Total assets
Total assets	$3,496,370	$3,332,430	$3,496,370	$3,332,430
Goodwill	(246,383)	(244,827)	(246,383)	(244,827)
Core deposit and other intangible assets	(13,023)	(14,253)	(13,023)	(14,253)
Total tangible assets	$3,236,964	$3,073,350	$3,236,964	$3,073,350

Total equity
Total equity	$486,161	$476,673	$486,161	$476,673
Goodwill	(246,383)	(244,827)	(246,383)	(244,827)
Core deposit and other intangible assets	(13,023)	(14,253)	(13,023)	(14,253)
Deferred taxes	1,591	1,734	1,591	1,734
Total tangible equity	$228,346	$219,327	$228,346	$219,327

Tangible book value at end of period	$9.71	$9.12	$9.71	$9.12

(1) Net of related tax effect

COMMUNITY BANKS, INC. & SUBSIDIARIES
Fiscal Insight - DECEMBER 31, 2006

KEY RATIOS (1)

	2006					2005
		Fourth	Third	Second	First		Fourth
	Annual	Quarter	Quarter	Quarter	Quarter	Annual	Quarter
Diluted earnings per share	$1.72	$0.40	$0.45	$0.44	$0.44	$1.35	$0.45
Tangible operating earnings per share (1)	$1.79	$0.41	$0.46	$0.46	$0.45	$1.69	$0.47
Return on average assets	1.21%	1.08%	1.24%	1.24%	1.27%	0.96%	1.31%
Return on average equity	8.63%	7.74%	8.88%	8.95%	8.96%	8.04%	9.14%
Operating return on average tangible assets (2)	1.36%	1.22%	1.39%	1.40%	1.43%	1.27%	1.50%
Operating return on average tangible equity (2)	19.57%	17.37%	20.31%	20.59%	20.12%	17.09%	20.83%

Net interest margin	3.88%	3.71%	3.90%	3.94%	3.98%	3.76%	3.96%
Non-interest income/revenues (FTE excluding security gains)	22.99%	23.83%	23.40%	22.76%	21.93%	22.57%	21.34%
Provision for loan losses/average loans (annualized)	0.09%	0.11%	0.04%	0.11%	0.09%	0.13%	0.11%
Efficiency ratio (4)	57.33%	60.97%	56.25%	56.18%	55.96%	57.51%	55.56%

Non-performing assets to period-end loans		0.45%	0.50%	0.50%	0.52%		0.47%
90 day past due loans to period-end loans		0.03%	0.03%	0.03%	0.00%		0.00%
Total risk elements to period-end loans		0.48%	0.53%	0.53%	0.52%		0.47%

Allowance for loan losses to loans	1.00%	1.00%	1.02%	1.01%	1.02%	1.03%	1.03%
Allowance for loan losses to
non-accrual loans	222%	222%	207%	207%	231%	253%	253%
Net charge-offs/average loans (annualized)	0.06%	0.18%	0.00%	0.03%	0.03%	0.05%	0.07%

Equity to assets	13.90%	13.90%	13.98%	13.76%	13.90%	14.30%	14.30%
Tangible equity to assets (3)	7.05%	7.05%	6.99%	6.68%	6.93%	7.14%	7.14%

(1) Per share data reflect stock splits and stock dividends.
(2) Net tangible operating income excludes amortization of core deposit and other intangible assets, and merger, conversion and restructuring expenses, net of applicable income tax effects. A reconciliation of net income and net tangible operating income appears on page 19.

(3) The difference between total assets and total tangible assets, and stockholders’ equity and tangible stockholders’ equity, represents goodwill and core deposit and other intangibles net of applicable deferred tax balances. A reconciliation of these balances appears on page 19.

(4) The efficiency ratio does not include merger, conversion and restructuring expenses or net securities transactions.

COMMUNITY BANKS, INC. & SUBSIDIARIES
Fiscal Insight - DECEMBER 31, 2006

PER SHARE STATISTICS *

Diluted Earnings (Loss) per Share
	Fourth	Third	Second	First
	Quarter	Quarter	Quarter	Quarter	Total
2006	$0.40	$0.45	$0.44	$0.44	$1.72
2005	$0.45	$0.42	$(0.09)	$0.42	$1.35
2004	$0.42	$0.43	$0.41	$0.39	$1.65

Average Diluted Shares Outstanding
(in thousands)	Fourth	Third	Second	First	Average for
	Quarter	Quarter	Quarter	Quarter	Year
2006	23,728	23,663	23,858	24,212	23,918
2005	24,421	24,750	13,240	13,192	18,975
2004	13,180	13,134	13,216	13,286	13,204

Book Value per Share
	Fourth	Third	Second	First
	Quarter	Quarter	Quarter	Quarter
2006	$20.67	$20.43	$19.86	$19.96
2005	$19.81	$19.83	$11.82	$11.74
2004	$11.86	$11.68	$10.62	$11.68

Tangible Book Value per Share
	Fourth	Third	Second	First
	Quarter	Quarter	Quarter	Quarter
2006	$9.71	$9.45	$8.91	$9.19
2005	$9.12	$9.26	$11.43	$11.35
2004	$11.46	$11.28	$10.23	$11.31

* Per share data reflect stock splits and stock dividends

COMMUNITY BANKS, INC. & SUBSIDIARIES
Fiscal Insight - DECEMBER 31, 2006

QUARTER END INFORMATION

(dollars in thousands)	2006				2005
	Fourth	Third	Second	First	Fourth
	Quarter	Quarter	Quarter	Quarter	Quarter
Total loans	$2,370,889	$2,348,159	$2,344,677	$2,286,820	$2,237,065
Allowance for loan losses	(23,626)	(24,034)	(23,788)	(23,310)	(22,965)
Loans, net	2,347,263	2,324,125	2,320,889	2,263,510	2,214,100
Earning assets	3,033,585	2,971,391	2,922,356	2,960,648	2,869,978
Goodwill and other intangible assets	259,406	259,505	258,606	258,359	259,080
Total assets	3,496,370	3,431,208	3,385,599	3,421,562	3,332,430
Deposits	2,513,182	2,483,519	2,406,551	2,373,865	2,294,367
Long-term debt	315,079	336,954	363,816	443,275	430,719
Subordinated debt	51,548	51,548	51,548	51,548	30,928
Total shareholder's equity	486,161	479,584	465,760	475,587	476,673
Accumulated other comprehensive income (loss) (net of tax)	(1,806)	(2,670)	(10,107)	(4,368)	(3,779)

COMMUNITY BANKS, INC. & SUBSIDIARIES
Fiscal Insight - DECEMBER 31, 2006

CONDENSED CONSOLIDATED QUARTERLY AVERAGE STATEMENTS OF CONDITION

(dollars in thousands)	2006				2005
	Fourth	Third	Second	First	Fourth
	Quarter	Quarter	Quarter	Quarter	Quarter
Assets
Earning Assets:
Loans	$2,353,774	$2,339,352	$2,312,900	$2,289,979	$2,202,771
Federal funds sold and other	37,059	29,324	53,872	34,777	32,510
Investment securities	610,312	566,772	577,581	613,891	630,256
Total earning assets	3,001,145	2,935,448	2,944,353	2,938,647	2,865,537

Cash and due from banks	62,318	62,636	59,461	59,253	65,271
Allowance for loan losses	(24,102)	(24,385)	(23,882)	(23,172)	(22,976)
Goodwill and other intangible assets	259,373	259,023	259,003	258,689	257,797
Premises, equipment and other assets	153,361	153,183	152,973	149,794	148,321
Total assets	$3,452,095	$3,385,905	$3,391,908	$3,383,211	$3,313,950

Liabilities and equity
Interest-bearing liabilities:
Deposits
Savings and NOW accounts	$876,404	$873,670	$820,265	$826,742	$848,320
Time	1,010,249	984,415	981,371	900,698	869,096
Time deposits greater than $100,000	267,747	235,264	228,931	200,821	186,514
Short-term borrowings	77,910	60,680	57,903	68,524	72,606
Long-term debt	318,078	340,162	405,705	467,010	447,532
Subordinated debt	51,548	51,548	51,548	44,674	30,928
Total interest-bearing liabilities	2,601,936	2,545,739	2,545,723	2,508,469	2,454,996

Noninterest-bearing deposits	342,766	344,708	350,574	373,637	358,822
Other liabilities	25,659	23,547	24,916	22,598	24,618
Total liabilities	2,970,361	2,913,994	2,921,213	2,904,704	2,838,436
Stockholders' equity	481,734	471,911	470,695	478,507	475,514
Total liabilities and stockholders’ equity	$3,452,095	$3,385,905	$3,391,908	$3,383,211	$3,313,950

CHANGE IN AVERAGE BALANCES*

	2006				2005
	Fourth	Third	Second	First	Fourth
	Quarter	Quarter	Quarter	Quarter	Quarter
Loans	6.9%	9.3%	82.8%	86.0%	83.1%
Total assets	4.2%	2.1%	66.1%	70.6%	69.3%
Deposits	10.4%	8.4%	72.2%	73.5%	73.4%
Stockholders' equity	1.3%	(1.9)%	205.9%	206.0%	213.8%

* Compares the current quarter to the comparable quarter of the prior year

COMMUNITY BANKS, INC. & SUBSIDIARIES
Fiscal Insight - DECEMBER 31, 2006

CONDENSED CONSOLIDATED STATEMENTS OF INCOME

(dollars in thousands)	2006					2005
		Fourth	Third	Second	First		Fourth
	Annual	Quarter	Quarter	Quarter	Quarter	Annual	Quarter
Interest income	$197,634	$51,364	$50,443	$48,938	$46,889	$142,293	$45,242
Tax equivalent adjustment	7,802	1,998	1,916	1,910	1,978	7,163	1,922

	205,436	53,362	52,359	50,848	48,867	149,456	47,164
Interest expense	90,734	25,273	23,505	21,931	20,025	59,648	18,593

Net interest income	114,702	28,089	28,854	28,917	28,842	89,808	28,571
Provision for loan losses	2,050	650	250	650	500	2,300	600

Net interest income after provision	112,652	27,439	28,604	28,267	28,342	87,508	27,971
Non-interest income	32,063	8,194	8,279	7,957	7,633	23,824	7,120
Investment security gains income	732	415	28	6	283	259	12
Mortgage banking activities income	2,172	591	533	580	468	2,354	631
Non-interest expenses	84,885	22,482	21,172	20,698	20,533	66,864	20,180
Merger, conversion and restructuring expenses	---	---	---	---	---	8,205	---

Income before income taxes	62,734	14,157	16,272	16,112	16,193	38,876	15,554
Income taxes	13,901	2,759	3,798	3,698	3,646	6,072	2,671
Tax equivalent adjustment	7,802	1,998	1,916	1,910	1,978	7,163	1,922

NET INCOME	$41,031	$9,400	$10,558	$10,504	$10,569	$25,641	$10,961

Tax effect of security transactions	$256	$145	$10	$2	$99	$91	$4

COMMUNITY BANKS, INC. & SUBSIDIARIES
Fiscal Insight - DECEMBER 31, 2006

ANALYSIS OF NON-INTEREST INCOME

(dollars in thousands)	2006					2005
		Fourth	Third	Second	First		Fourth
	Annual	Quarter	Quarter	Quarter	Quarter	Annual	Quarter

Investment management and trust services	$4,394	$1,325	$968	$1,088	$1,013	$2,692	$951
Service charges on deposit accounts	11,507	3,084	3,037	2,855	2,531	9,413	2,793
Other service charges, commissions and fees	7,272	1,852	1,817	1,903	1,700	5,452	1,689
Insurance premium income and commissions	4,120	1,022	1,053	1,117	928	3,350	743
Earnings on investment in life insurance	2,725	715	679	675	656	2,063	650
Other income	2,045	196	725	319	805	854	294

Total non-interest income	$32,063	$8,194	$8,279	$7,957	$7,633	$23,824	$7,120

ANALYSIS OF NON-INTEREST EXPENSES

(dollars in thousands)	2006					2005
		Fourth	Third	Second	First		Fourth
	Annual	Quarter	Quarter	Quarter	Quarter	Annual	Quarter

Salaries and employee benefits	$46,434	$12,154	$11,611	$11,251	$11,418	$36,998	$10,461
Net occupancy and equipment expense	14,117	3,767	3,452	3,386	3,512	11,355	3,567
Marketing expense	1,752	558	354	265	575	2,036	597
Telecommunications expense	2,243	584	542	566	551	1,359	489
Amortization of intangibles	2,639	624	659	702	654	1,424	696
Other operating expenses	17,700	4,795	4,554	4,528	3,823	13,692	4,370

Total non-interest expenses	$84,885	$22,482	$21,172	$20,698	$20,533	$66,864	$20,180

COMMUNITY BANKS, INC. & SUBSIDIARIES
Fiscal Insight - DECEMBER 31, 2006

RISK ELEMENTS ANALYSIS

(dollars in thousands)	2006				2005
	Fourth	Third	Second	First	Fourth
	Quarter	Quarter	Quarter	Quarter	Quarter

Non-performing assets:
Non-accrual loans	$10,662	$11,626	$11,492	$10,102	$9,060
Loans renegotiated with borrowers	---	---	108	110	---
Foreclosed real estate	37	52	108	1,728	1,447

Total non-performing assets	10,699	11,678	11,708	11,940	10,507
Accruing loans 90 days or more past due	659	685	621	29	22

Total risk elements	$11,358	$12,363	$12,329	$11,969	$10,529

Non-performing assets to period-end loans	0.45%	0.50%	0.50%	0.52%	0.47%

90 day past due loans to period-end loans	0.03%	0.03%	0.03%	0.00%	0.00%

Total risk elements to period-end loans	0.48%	0.53%	0.53%	0.52%	0.47%

COMMUNITY BANKS, INC. & SUBSIDIARIES
Fiscal Insight - DECEMBER 31, 2006

ALLOWANCE FOR LOAN LOSSES

(dollars in thousands)	2006				2005
	Fourth	Third	Second	First	Fourth
	Quarter	Quarter	Quarter	Quarter	Quarter

Balance at beginning of period	$24,034	$23,788	$23,310	$22,965	$22,773
Loans charged off	(1,136)	(499)	(342)	(313)	(1,153)
Recoveries	78	495	170	158	745

Net loans charged off	(1,058)	(4)	(172)	(155)	(408)
Provision for loan losses	650	250	650	500	600

Balance at end of period	$23,626	$24,034	$23,788	$23,310	$22,965

Net loans charged-off to average loans*	0.18%	0.00%	0.03%	0.03%	0.07%

Provision for loan losses to average loans*	0.11%	0.04%	0.11%	0.09%	0.11%

Allowance for loan losses to loans	1.00%	1.02%	1.01%	1.02%	1.03%

*Annualized

COMMUNITY BANKS, INC. & SUBSIDIARIES
Fiscal Insight - DECEMBER 31, 2006

OTHER RATIOS

	2006				2005
	Fourth	Third	Second	First	Fourth
	Quarter	Quarter	Quarter	Quarter	Quarter

Investment portfolio - fair value to amortized cost	100.0%	99.9%	97.9%	99.4%	99.6%
Dividend payout ratio	50.0%	44.4%	45.1%	43.0%	41.8%
Net loans to deposits ratio, average	93.3%	95.0%	96.1%	98.3%	96.2%

MARKET PRICE AND DIVIDENDS DECLARED *

	Closing Bid Price Range		Dividends
Year / Quarter	High	Low	Declared

2006
First	$27.85	$25.67	$0.1905
Second	$27.39	$24.38	$0.2000
Third	$27.29	$24.58	$0.2000
Fourth	$28.48	$25.74	$0.2000
			$0.7905

2005
First	$27.15	$22.57	$0.1619
Second	$25.24	$21.94	$0.1810
Third	$27.48	$25.39	$0.1810
Fourth	$28.42	$23.90	$0.1905
			$0.7144

2004
First	$32.88	$27.06	$0.1542
Second	$30.08	$25.73	$0.1619
Third	$28.31	$24.14	$0.1619
Fourth	$29.97	$27.40	$0.1619
			$0.6399

* Per share data reflect stock splits and dividends

COMMUNITY BANKS, INC. & SUBSIDIARIES
Fiscal Insight - DECEMBER 31, 2006

NET INTEREST MARGIN - YEAR-TO-DATE

(dollars in thousands)	December 31, 2006			December 31, 2005
	Average Balance	FTE Interest Income/ Expense	Average Rate Earned/Paid	Average Balance	FTE Interest Income/ Expense	Average Rate Earned/Paid
Federal funds sold and interest-bearing deposits in banks	$38,765	$1,904	4.91%	$58,973	$1,898	3.22%
Investment securities	592,060	35,483	5.99%	614,922	34,418	5.60%
Loans - commercial	830,141	64,405	7.76%	592,556	39,872	6.73%
- commercial real estate	820,181	57,435	7.00%	562,852	36,914	6.56%
- residential real estate	151,329	9,288	6.14%	128,120	8,027	6.27%
- consumer	522,567	36,921	7.07%	431,008	28,327	6.57%
Total earning assets	$2,955,043	$205,436	6.95%	$2,388,431	$149,456	6.26%

Deposits - savings and NOW accounts	$849,473	$17,624	2.07%	$683,316	$9,504	1.39%
- time	1,202,905	49,026	4.08%	852,596	26,927	3.16%
Short-term borrowings	66,264	3,021	4.56%	49,494	1,479	2.99%
Long-term debt	382,214	17,380	4.55%	443,509	19,700	4.44%
Subordinated debt	49,853	3,683	7.39%	30,928	2,038	6.59%
Total interest-bearing liabilities	$2,550,709	$90,734	3.56%	$2,059,843	$59,648	2.90%

Interest income to earning assets			6.95%			6.26%
Interest expense to paying liabilities			3.56%			2.90%
Interest spread			3.39%			3.36%
Impact of noninterest funds			0.49%			0.40%
Net interest margin		$114,702	3.88%		$89,808	3.76%

COMMUNITY BANKS, INC. & SUBSIDIARIES
Fiscal Insight - DECEMBER 31, 2006

NET INTEREST MARGIN - QUARTER-TO-DATE

(dollars in thousands)	December 31, 2006			December 31, 2005
	Average Balance	FTE Interest Income/ Expense	Average Rate Earned/Paid	Average Balance	FTE Interest Income/ Expense	Average Rate Earned/Paid
Federal funds sold and interest-bearing deposits in banks	$37,059	$477	5.11%	$33,057	$307	3.68%
Investment securities	610,312	9,405	6.11%	630,256	9,068	5.71%
Loans - commercial	840,982	16,555	7.81%	766,532	13,763	7.12%
- commercial real estate	822,007	14,694	7.09%	779,459	13,299	6.77%
- residential real estate	150,132	2,355	6.22%	154,716	2,325	5.96%
- consumer	540,653	9,876	7.25%	501,517	8,402	6.65%
Total earning assets	$3,001,145	$53,362	7.05%	$2,865,537	$47,164	6.53%

Deposits - savings and NOW accounts	$876,404	$5,260	2.38%	$848,320	$3,423	1.60%
- time	1,277,996	14,326	4.45%	1,055,610	9,054	3.40%
Short-term borrowings	77,910	941	4.79%	72,606	670	3.66%
Long-term debt	318,078	3,769	4.70%	447,532	4,889	4.33%
Subordinated debt	51,548	977	7.52%	30,928	557	7.15%
Total interest-bearing liabilities	$2,601,936	$25,273	3.85%	$2,454,996	$18,593	3.00%

Interest income to earning assets			7.05%			6.53%
Interest expense to paying liabilities			3.85%			3.00%
Interest spread			3.20%			3.53%
Impact of noninterest funds			0.51%			0.43%
Net interest margin		$28,089	3.71%		$28,571	3.96%

COMMUNITY BANKS, INC. & SUBSIDIARIES
Fiscal Insight - DECEMBER 31, 2006

NET INTEREST MARGIN - QUARTER-TO-DATE

(dollars in thousands)	December 31, 2006			September 30, 2006
	Average Balance	FTE Interest Income/ Expense	Average Rate Earned/Paid	Average Balance	FTE Interest Income/ Expense	Average Rate Earned/Paid
Federal funds sold and interest-bearing deposits in banks	$37,059	$477	5.11%	$29,324	$390	5.28%
Investment securities	610,312	9,405	6.11%	566,772	8,556	5.99%
Loans - commercial	840,982	16,555	7.81%	831,950	16,687	7.96%
- commercial real estate	822,007	14,694	7.09%	831,288	14,810	7.07%
- residential real estate	150,132	2,355	6.22%	150,926	2,364	6.21%
- consumer	540,653	9,876	7.25%	525,188	9,552	7.22%
Total earning assets	$3,001,145	$53,362	7.05%	$2,935,448	$52,359	7.08%

Deposits - savings and NOW accounts	$876,404	$5,260	2.38%	$873,670	$4,969	2.26%
- time	1,277,996	14,326	4.45%	1,219,679	12,889	4.19%
Short-term borrowings	77,910	941	4.79%	60,680	739	4.83%
Long-term debt	318,078	3,769	4.70%	340,162	3,936	4.59%
Subordinated debt	51,548	977	7.52%	51,548	972	7.48%
Total interest-bearing liabilities	$2,601,936	$25,273	3.85%	$2,545,739	$23,505	3.66%

Interest income to earning assets			7.05%			7.08%
Interest expense to paying liabilities			3.85%			3.66%
Interest spread			3.20%			3.42%
Impact of noninterest funds			0.51%			0.48%
Net interest margin		$28,089	3.71%		$28,854	3.90%

COMMUNITY BANKS, INC. & SUBSIDIARIES
Fiscal Insight - DECEMBER 31, 2006

PERIOD-END LOAN PORTFOLIO ANALYSIS

(dollars in thousands)	2006				2005
	Fourth	Third	Second	First	Fourth
	Quarter	Quarter	Quarter	Quarter	Quarter

Commercial:
Commercial	$763,800	$757,714	$763,637	$747,954	$723,248
Obligations of political subdivisions	101,555	79,028	76,408	75,449	59,698
Total commercial	865,355	836,742	840,045	823,403	782,946

Commercial real estate:
Commercial mortgages	$815,028	$820,619	$834,345	$805,120	$793,969

Residential real estate:
Residential mortgages	$141,826	$144,047	$144,590	$146,360	$149,525
Construction	7,290	6,918	5,770	5,136	4,532
Total residential real estate	149,116	150,965	150,360	151,496	154,057

Consumer:
Home equity loans	$322,712	$308,173	$282,777	$262,835	$252,080
Home equity lines of credit	92,163	96,608	103,216	105,933	113,133
Indirect consumer loans	65,699	66,126	67,786	66,344	63,644
Other consumer loans	60,816	68,926	66,148	71,689	77,236
Total consumer	541,390	539,833	519,927	506,801	506,093

Total loans	$2,370,889	$2,348,159	$2,344,677	$2,286,820	$2,237,065

COMMUNITY BANKS, INC. & SUBSIDIARIES
Fiscal Insight - DECEMBER 31, 2006

Reconciliation of GAAP to Non-GAAP Measures:
(in millions, except per share data)	2006					2005
		Fourth	Third	Second	First		Fourth
	Annual	Quarter	Quarter	Quarter	Quarter	Annual	Quarter

Income statement data:
Net income
Net income	$41.0	$9.4	$10.5	$10.5	$10.6	$25.6	$10.9
Amortization of core deposit and other intangible assets (1)	1.7	0.4	0.4	0.5	0.4	1.2	0.6
Merger, conversion and restructuring expenses (1)	---	---	---	---	---	5.3	---
Net operating (tangible) income	$42.7	$9.8	$10.9	$11.0	$11.0	$32.1	$11.5

Earnings per share
Diluted earnings per common share	$1.72	$0.40	$0.45	$0.44	$0.44	$1.35	$0.45
Amortization of core deposit and other intangible assets (1)	0.07	0.01	0.01	0.02	0.01	0.06	0.02
Merger, conversion and restructuring expenses (1)	---	---	---	---	---	0.28	---
Diluted operating (tangible) earnings per share	$1.79	$0.41	$0.46	$0.46	$0.45	$1.69	$0.47

Balance sheet data:
Average assets
Average assets	$3,403	$3,452	$3,386	$3,392	$3,383	$2,669	$3,314
Goodwill	(246)	(246)	(246)	(246)	(244)	(124)	(243)
Core deposit and other intangible assets	(13)	(13)	(13)	(13)	(14)	(8)	(15)
Average tangible assets	$3,144	$3,193	$3,127	$3,133	$3,125	$2,537	$3,056

Operating return on average tangible assets	1.36%	1.22%	1.39%	1.40%	1.43%	1.27%	1.50%

Average equity
Average equity	$476	$482	$472	$471	$479	$319	$476
Goodwill	(246)	(246)	(246)	(246)	(245)	(124)	(243)
Core deposit and other intangible assets	(13)	(13)	(13)	(13)	(14)	(8)	(15)
Deferred taxes	1	1	2	2	2	1	1
Average tangible equity	$218	$224	$215	$214	$222	$188	$219

Operating return on average tangible equity	19.57%	17.37%	20.31%	20.59%	20.12%	17.09%	20.83%

At end of quarter:
Total assets
Total assets	$3,496	$3,496	$3,431	$3,386	$3,422	$3,332	$3,332
Goodwill	(246)	(246)	(246)	(245)	(245)	(245)	(245)
Core deposit and other intangible assets	(13)	(13)	(13)	(14)	(14)	(14)	(14)
Total tangible assets	$3,237	$3,237	$3,172	$3,127	$3,163	$3,073	$3,073

Total equity
Total equity	$486	$486	$480	$466	$476	$477	$477
Goodwill	(246)	(246)	(246)	(245)	(245)	(245)	(245)
Core deposit and other intangible assets	(13)	(13)	(14)	(14)	(14)	(14)	(14)
Deferred taxes	1	1	2	2	2	1	1
Total tangible equity	$228	$228	$222	$209	$219	$219	$219

Tangible book value at end of period	$9.71	$9.71	$9.45	$8.91	$9.19	$9.12	$9.12
Tangible equity to assets	7.05%	7.05%	6.99%	6.68%	6.93%	7.14%	7.14%

(1) Net of related tax effect